    As filed with the Securities and Exchange Commission on November 29, 1999
                              Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  ZIPLINK, INC.
             (Exact name of registrant as specified in its charter)

   DELAWARE                                                 04-3457219
   (State or other juris-                                   (I.R.S. Employer
   diction of incorporation                                 Identification
   or organization)                                         Number)

                   900 CHELMSFORD STREET, TOWER 1, FIFTH FLOOR
                           LOWELL, MASSACHUSETTS 01851
        (Address of registrant's Principal Executive Offices) (Zip Code)

                      ZIPLINK, INC. 1999 STOCK OPTION PLAN
                            (Full title of the plan)

                                 HENRY M. ZACHS
                     CO-CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                  ZIPLINK, INC.
                   900 CHELMSFORD STREET, TOWER 1, FIFTH FLOOR
                           LOWELL, MASSACHUSETTS 01851
                     (Name and address of agent for service)

                                 (978) 551-8100
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                              MARA H. ROGERS, ESQ.
                           FULBRIGHT & JAWORSKI L.L.P.
                                666 FIFTH AVENUE
                            NEW YORK, NEW YORK 10103
                                 (212) 318-3000


                                          CALCULATION OF REGISTRATION FEE
----------------------------- ---------------------- --------------------- ---------------------------- ------------------
      TITLE OF SECURITIES                              PROPOSED MAXIMUM     PROPOSED MAXIMUM AGGREGATE       AMOUNT OF
       TO BE REGISTERED           AMOUNT TO BE        OFFERING PRICE PER       OFFERING PRICE (2)        REGISTRATION FEE
                                  REGISTERED(1)           SHARE (2)
============================= ====================== ===================== ============================ ==================
COMMON STOCK $.01 PAR VALUE
PER SHARE                       1,500,000 SHARES           $10.625               $14,668,312.43             $4,077.79
============================= ====================== ===================== ============================ ==================


(1) THIS REGISTRATION STATEMENT ALSO COVERS SUCH INDETERMINATE NUMBER OF ADDITIONAL SHARES OF COMMON STOCK AS IS NECESSARY TO ELIMINATE ANY DILUTIVE EFFECT OF ANY FUTURE STOCK DIVIDEND, STOCK SPLIT,
       RECAPITALIZATION OR SIMILAR TRANSACTION.

(2) ESTIMATED IN ACCORDANCE WITH RULE 457(h)(1) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, SOLELY FOR THE PURPOSE OF CALCULATING THE REGISTRATION FEE. THE PROPOSED MAXIMUM OFFERING PRICE WAS DETERMINED BY MULTIPLYING 843,314, THE NUMBER OF SHARES REGISTERED BY THIS REGISTRATION STATEMENT AS TO WHICH OPTIONS HAVE BEEN GRANTED UNDER THE ZIPLINK, INC. 1999 STOCK OPTION PLAN, BY $9.12, THE WEIGHTED AVERAGE EXERCISE PRICE OF SUCH OPTIONS, AND ADDING TO SUCH SUM THE PRODUCT RESULTING FROM MULTIPLYING 656,686, THE NUMBER OF SHARES REGISTERED BY THIS REGISTRATION STATEMENT AS TO WHICH OPTIONS MAY BE GRANTED UNDER THE ZIPLINK, INC. 1999 STOCK OPTION PLAN, BY $10.625, THE AVERAGE OF THE HIGH AND LOW PRICES OF THE COMMON STOCK AS REPORTED ON THE NASDAQ NATIONAL MARKET ON NOVEMBER 23, 1999.

                                     PART I

INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The documents containing the information called for in Part I of Form S-8 will be sent or given to individuals who participate in the ZipLink, Inc. 1999 Stock Option Plan as specified in Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). Such documents are not being filed with or included in this Registration Statement in accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission") and the instructions to Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by ZipLink, Inc. (the "Registrant") with the Commission are incorporated by reference in this Registration Statement:

(a) The Registrant's prospectus dated May 26, 1999 filed pursuant to Rule 424(b) of the Securities Act, which contains audited financial statements for the fiscal year ended December 31, 1998;
(b)
(c) (b) The description of the Registrant's Common Stock contained in Item 1 of the Registrant's Registration Statement on Form 8-A filed pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") on May 20, 1999, including any amendment or report filed for the purpose of updating such description; and
(d)
    (c) Quarterly Report on Form 10-Q for the quarters ended June 30, 1999 and September 30, 1999.

         In addition to the foregoing, all documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment indicating that all of the securities offered hereunder have been sold or deregistering all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document that is also incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

                  Section 145 of the Delaware General Corporation Law
         (the "DGCL") permits indemnification of directors and officers of a corporation under certain circumstances and subject to certain limitations. Article VIIA of the Registrant's Amended Certificate of Incorporation of the Registrant provides that the Registrant shall indemnify its directors and officers to the fullest extent permitted by the DGCL, including those circumstances in which indemnification would otherwise be discretionary, and shall advance expenses to its officers and directors as incurred in connection with proceedings against them for which they may be indemnified. In addition, the Registrant has entered into Indemnity Agreements with its directors and officers providing for the maximum indemnification allowed by Section 145 of the DGCL.

                  The Registrant maintains directors and officers liability insurance for the benefit of its directors and certain of its officers.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

                  Not Applicable.


ITEM 8.  EXHIBITS

       4.1    Specimen  Certificate for shares of the  Registrant's Common
                       Stock (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-74273) and incorporated herein by reference).

       4.2    Amended and Restated Certificate of Incorporation of ZipLink,
                       Inc. (filed as Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-74273) and incorporated herein by reference).

       4.3    Amended and Restated Bylaws of ZipLink, Inc. (filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-74273) and incorporated herein by reference).

       4.4    ZipLink, Inc. 1999 Stock Option Plan (filed as Exhibit 10.10 to the Registrant's Registration Statement on Form S-1 (File No. 333-74273) and incorporated herein by reference).

       4.5    Form of ZipLink, Inc. 1999 Stock Option Plan Stock Option
                       Agreement

       5.1    Opinion of Fulbright & Jaworski L.L.P.

      23.1    Consent of Arthur Andersen LLP

      23.2    Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5.1)

      24.1    Power of Attorney (included in signature page)


ITEM 9.  UNDERTAKINGS


     (a) The undersigned Registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
                  Statement:

                  (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          provided,however, that clauses 1(i) and 1(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into this Registration Statement;

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or
              Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
              Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person of the registrant in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut on November 29, 1999.

                                     ZIPLINK, INC.


                                     By:  /s/ Henry M. Zachs
                                         -----------------------------
                                         Henry M. Zachs
                                         Co-Chairman and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Henry M. Zachs and Gary P. Strickland, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



         SIGNATURE             TITLE                                                     DATE

       /s/Henry M. Zachs       Chief Executive Officer and Co-Chairman of          November 29, 1999
------------------------
     Henry M. Zachs            the Board (Principal Executive Officer)


   /s/Gary P. Strickland       Chief Financial Officer (Principal                  November 29, 1999
------------------------
     Gary P. Strickland        Financial and Accounting Officer)


        /s/Eric M. Zachs       Co-Chairman of the Board                            November 29, 1999
------------------------
   Eric M. Zachs





     /s/Christopher W. Jenkins        President and Director                    November 29, 1999
------------------------------
   Christopher W. Jenkins


          /s/Russel S. Bernard        Director                                  November 29, 1999
------------------------------
      Russel S. Bernard


              /s/Jai P. Bhagat        Director                                  November 29, 1999
------------------------------
        Jai P. Bhagat


           /s/Wayne A. Martino        Director                                  November 29, 1999
------------------------------
       Wayne A. Martino


          /s/Alan M. Mendelson        Director                                  November 29, 1999
------------------------------
             Alan M. Mendelson


                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION OF EXHIBIT


4.1             Specimen Certificate for shares of the Registrant's Common Stock
                          (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-74273) and incorporated herein by reference).

4.2             Amended and Restated Certificate of Incorporation of ZipLink,
                          Inc. (filed as Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-74273) and incorporated herein by reference).

4.3             Amended and Restated Bylaws of ZipLink, Inc. (filed as Exhibit
                          3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-74273) and incorporated herein by reference).

4.4             ZipLink, Inc. 1999 Stock Option Plan (filed as Exhibit 10.10 to the Registrant's Registration Statement on Form S-1 (File No. 333-74273) and incorporated herein by reference).

4.5             Form of ZipLink, Inc. 1999 Stock Option Plan Stock Option
                          Agreement

5.1             Opinion of Fulbright & Jaworski L.L.P.

23.1            Consent of Arthur Andersen LLP

23.2            Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5.1)

24.1            Power of Attorney (included in signature page)